THE SOUTH FINANCIAL GROUP, INC. AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF INCOME (LOSS)
(dollars in thousands, except share data) (unaudited)

	Three Months Ended
	3/31/06	12/31/05	9/30/05	6/30/05	3/31/05
Interest Income
Interest and fees on loans	$169,188	$162,114	$149,788	$134,842	$121,478
Interest and dividends on securities:
Taxable	32,543	38,548	41,657	47,304	46,148
Exempt from Federal income taxes	3,344	3,213	2,973	2,595	2,462
Total interest and dividends on securities	35,887	41,761	44,630	49,899	48,610
Interest on short-term investments	292	537	317	160	161
Total interest income	205,367	204,412	194,735	184,901	170,249
Interest Expense
Interest on deposits	62,479	58,806	52,333	45,573	39,977
Interest on borrowed funds	39,976	40,673	38,813	37,043	32,023
Total interest expense	102,455	99,479	91,146	82,616	72,000
Net Interest Income	102,912	104,933	103,589	102,285	98,249
Provision for Credit Losses	9,911	10,833	8,853	9,944	10,962
Net interest income after provision for credit
losses	93,001	94,100	94,736	92,341	87,287
Noninterest Income (Loss)	29,320	(24,960)	16,428	50,471	13,271
Noninterest Expenses	79,834	100,973	81,035	79,535	66,510
Income (loss) from continuing operations before
income taxes and discontinued operations	42,487	(31,833)	30,129	63,277	34,048
Income tax expense (benefit)	14,680	(15,436)	9,039	20,565	11,236
Income (loss) from continuing operations	27,807	(16,397)	21,090	42,712	22,812
Discontinued operations, net of income tax	--	--	--	--	(396)
Net Income (Loss)	$27,807	$(16,397)	$21,090	$42,712	$22,416

Average Common Shares Outstanding, Basic	74,685,192	74,453,225	74,272,867	73,083,009	71,376,085
Average Common Shares Outstanding, Diluted	75,339,283	75,485,436	75,414,866	74,421,103	73,021,005
Per Common Share, Basic
Income (loss) from continuing operations	$0.37	$(0.22)	$0.28	$0.58	$0.32
Discontinued operations	--	--	--	--	(0.01)
Net income (loss)	$0.37	$(0.22)	$0.28	$0.58	$0.31
Per Common Share, Diluted
Income (loss) from continuing operations	$0.37	$(0.22)	$0.28	$0.57	$0.32
Discontinued operations	--	--	--	--	(0.01)
Net income (loss)	$0.37	$(0.22)	$0.28	$0.57	$0.31
Cash Dividends Declared Per Common Share	$0.17	$0.17	$0.16	$0.16	$0.16

THE SOUTH FINANCIAL GROUP, INC. AND SUBSIDIARIES
DETAILS FOR NONINTEREST INCOME (LOSS) AND NONINTEREST EXPENSES
(dollars in thousands) (unaudited)

	Three Months Ended
	3/31/06	12/31/05	9/30/05	6/30/05	3/31/05
Noninterest Income (Loss)
Service charges on deposit accounts	$11,288	$11,844	$12,245	$9,979	$8,577
Debit card income	1,921	1,611	1,770	1,652	1,515
Customer service fee income	1,009	1,001	1,097	1,120	831
Total customer fee income	14,218	14,456	15,112	12,751	10,923
Retail investment services	2,023	2,091	2,054	1,467	1,290
Insurance income	2,977	2,702	2,010	1,449	1,286
Trust and investment management income	1,457	1,312	1,268	1,261	978
Benefits administration fees	667	638	818	650	587
Total wealth management income	7,124	6,743	6,150	4,827	4,141
Mortgage banking income	1,884	1,720	2,087	2,140	1,487
Bank-owned life insurance	2,819	3,253	2,835	2,759	2,761
Merchant processing income	2,686	2,202	2,864	2,713	2,038
(Loss) gain on trading and certain derivative activities (1)	(1,125)	(610)	403	(1,032)	904
Net cash settlement of certain interest rate swaps (2)	--	(288)	2,377	3,534	4,737
Other	1,039	2,123	1,618	1,355	1,544
Operating noninterest income (noninterest income,
excluding non-operating items)	28,645	29,599	33,446	29,047	28,535
Change in fair value of interest rate swaps (2)	--	(2,106)	(16,240)	22,277	(17,209)
(Loss) gain on sale of available for sale securities	(183)	(52,677)	(1,032)	(1,503)	234
Gain on equity investments	858	224	254	650	1,711
Non-operating noninterest income (loss)	675	(54,559)	(17,018)	21,424	(15,264)
Total noninterest income (loss)	$29,320	$(24,960)	$16,428	$50,471	$13,271

Noninterest Expenses
Salaries and wages	$31,456	$34,628	$31,350	$27,258	$24,614
Employee benefits	9,029	8,826	8,529	8,423	9,024
Occupancy	7,313	7,455	7,387	6,823	6,099
Furniture and equipment	5,952	5,966	5,779	6,023	5,533
Professional services	5,779	7,124	6,125	5,135	4,436
Advertising and business development	2,506	2,277	2,131	2,310	1,909
Merchant processing expense	2,165	1,773	2,327	2,211	1,632
Telecommunications	1,418	1,559	1,533	1,384	1,326
Amortization of intangibles	2,207	2,354	2,337	2,140	1,806
Other	11,411	13,398	11,950	11,514	10,608
Operating noninterest expenses (noninterest expenses,
excluding non-operating items)	79,236	85,360	79,448	73,221	66,987
Employment contract buyouts (reversals)	598	9,998	144	222	(37)
Merger-related costs	--	529	981	2,194	305
Impairment from write-down of assets	--	--	--	917	--
Charitable contribution to foundation	--	--	--	--	683
Loss (gain) on early extinguishment of debt	--	5,086	462	2,981	(1,428)
Non-operating noninterest expenses	598	15,613	1,587	6,314	(477)
Total noninterest expenses	$79,834	$100,973	$81,035	$79,535	$66,510

(1)	Includes any ineffectiveness on derivatives qualifying for hedge accounting and the fair value adjustments and net cash settlements on all derivatives not qualifying for hedge accounting.
(2)	Relates to derivatives originally documented under the short-cut method. All of these derivatives were either terminated or redesignated as hedges under the long-haul method during fourth quarter 2005.

THE SOUTH FINANCIAL GROUP, INC. AND SUBSIDIARIES
CONSOLIDATED BALANCE SHEETS
(dollars in thousands) (unaudited)

	3/31/06	12/31/05	9/30/05	6/30/05	3/31/05
Assets
Cash and due from banks	$249,324	$341,195	$264,979	$269,996	$219,968
Interest-bearing bank balances	10,406	21,510	14,165	21,643	5,793
Securities
Trading	--	1,402	1,402	20	20
Available for sale	2,982,574	3,095,567	3,968,618	4,260,671	4,763,986
Held to maturity	57,508	62,648	63,577	65,276	69,805
Total securities	3,040,082	3,159,617	4,033,597	4,325,967	4,833,811
Loans held for sale	23,536	37,171	59,135	41,427	23,958
Loans held for investment	9,720,891	9,439,395	9,293,031	8,966,337	8,398,360
Allowance for loan losses	(111,219)	(107,767)	(106,224)	(104,853)	(97,989)
Net loans held for investment	9,609,672	9,331,628	9,186,807	8,861,484	8,300,371
Premises and equipment, net	203,953	193,574	186,970	183,189	178,044
Accrued interest receivable	69,739	70,838	63,517	69,714	63,861
Intangible assets	691,328	691,758	692,796	693,541	611,921
Other assets	463,885	471,994	445,243	420,944	462,653
	$14,361,925	$14,319,285	$14,947,209	$14,887,905	$14,700,380
Liabilities and Shareholders' Equity
Liabilities
Deposits
Noninterest-bearing	$1,536,796	$1,512,508	$1,508,370	$1,466,803	$1,290,427
Interest-bearing	7,641,886	7,721,929	7,617,649	7,406,999	6,884,543
Total deposits	9,178,682	9,234,437	9,126,019	8,873,802	8,174,970
Federal funds purchased and repurchase
agreements	1,534,680	1,421,301	1,336,114	1,328,931	1,724,813
Other short-term borrowings	36,356	53,064	44,649	113,798	36,312
Long-term debt	1,911,929	1,922,151	2,751,268	2,901,532	3,211,887
Accrued interest payable	58,000	54,401	46,202	39,922	37,892
Other liabilities	158,173	147,024	138,510	112,848	150,303
Total liabilities	12,877,820	12,832,378	13,442,762	13,370,833	13,336,177
Shareholders' equity
Preferred stock	--	--	--	--	--
Common stock	74,907	74,721	74,575	74,348	71,758
Surplus	1,153,056	1,151,005	1,148,311	1,143,654	1,064,673
Retained earnings	324,839	309,768	338,880	329,743	298,943
Guarantee of employee stock ownership plan
debt and nonvested restricted stock (1)	(327)	(2,687)	(3,192)	(3,611)	(4,341)
Common stock held in Rabbi Trust for
deferred compensation	(1,279)	(1,404)	(1,396)	(1,388)	(1,383)
Deferred compensation payable in common stock	1,279	1,404	1,396	1,388	1,383
Accumulated other comprehensive loss, net of
income tax	(68,370)	(45,900)	(54,127)	(27,062)	(66,830)
Total shareholders' equity	1,484,105	1,486,907	1,504,447	1,517,072	1,364,203
	$14,361,925	$14,319,285	$14,947,209	$14,887,905	$14,700,380

(1)	Effective January 1, 2006, nonvested restricted stock has been netted against surplus.

THE SOUTH FINANCIAL GROUP, INC. AND SUBSIDIARIES
INVESTMENT SECURITIES PORTFOLIO ANALYSIS
(dollars in thousands) (unaudited)

	3/31/06	12/31/05	9/30/05	6/30/05	3/31/05
Investment Securities Portfolio
Trading (at fair value)	$--	$1,402	$1,402	$20	$20
Available for sale (at fair value):
U.S. Treasury	178,864	182,468	171,623	183,938	229,272
U.S. Government agencies	648,264	656,442	740,888	856,308	1,070,577
Mortgage-backed securities	1,603,090	1,688,862	2,494,747	2,696,421	2,913,531
State and municipal	356,057	373,892	351,732	318,018	284,241
Other investments (1)	196,299	193,903	209,628	205,986	266,365
Total available for sale securities	2,982,574	3,095,567	3,968,618	4,260,671	4,763,986
Held to maturity (at amortized cost)	57,508	62,648	63,577	65,276	69,805
Total securities	$3,040,082	$3,159,617	$4,033,597	$4,325,967	$4,833,811
Total securities as a percentage of total
assets	21.2%	22.1%	27.0%	29.1%	32.9%
(1)	Other investments in available for sale securities includes corporate bonds, FHLB stock, community bank stocks, and other equity securities.

	March 31, 2006
	Amortized Cost	Percentage of Total	Duration	Book Yield
Debt Securities
U.S. Treasury	$182,187	6.1%	2.1	4.01%
U.S. Government agencies	666,237	22.1	4.0	5.41
Mortgage-backed securities:
Collateralized mortgage obligations	1,202,492	40.0	5.5	4.63
Adjustable rate mortgages	332,618	11.1	2.1	4.61
Pass-through	142,251	4.7	3.8	4.77
State and municipal	363,984	12.1	3.9	4.59
Corporate bonds	118,354	3.9	4.2	4.39
Total available for sale debt securities	$3,008,123	100.0%	4.3	4.76%

Fixed interest rate:
Mortgage-backed securities	$1,342,607	44.6%	5.3	4.65%
Other	1,295,821	43.1	3.8	4.90
Variable interest rate:
Mortgage-backed securities	334,754	11.1	2.1	4.61
Other	34,941	1.2	3.0	5.05
Total available for sale debt securities	$3,008,123	100.0%	4.3	4.76%

Projected Cash Flows for Debt Securities

	Roll-Off	Projected Annual Cash Flows By Interest Rate Scenario
Year	Yield	Based on (2)	Current	Up 1.00%	Down 1.00%
2006	4.63%	$ 262,143	$ 293,358	$ 199,978	$ 806,764
2007	4.36	376,033	440,669	346,130	677,619
(2)	Cash flow for month of March 2006.

Projected Interest Rate Shock for Debt Securities

Interest Rate Scenario	Estimated Impact on Market Value		Duration
Up 2.00%	(10	.4)%	5.4
Up 1.00%	(5.1)		5.1
Flat	-	-	4.3
Down 1.00%	3.9		2.7
Down 2.00%	6.3		1.1

The estimated decrease in market value for a five year U.S. Treasury Note when interest rates increase 100 basis points is negative 4.27%

THE SOUTH FINANCIAL GROUP, INC. AND SUBSIDIARIES
LOAN PORTFOLIO COMPOSITION BASED ON LOAN PURPOSE AND LOAN GROWTH
(dollars in thousands) (unaudited)

	3/31/06	12/31/05	9/30/05	6/30/05	3/31/05
Commercial Loans
Commercial and industrial	$ 2,303,909	$ 2,323,461	$ 2,373,454	$ 2,308,526	$ 2,269,951
Owner - occupied real estate	806,256	801,953	821,426	806,692	824,051
Commercial real estate	4,116,217	3,933,927	3,803,047	3,669,440	3,289,299
	7,226,382	7,059,341	6,997,927	6,784,658	6,383,301

Consumer Loans
Indirect - sales finance	928,633	916,318	891,127	856,564	835,629
Direct retail	582,763	568,588	549,061	530,238	465,266
Home equity	551,889	564,865	570,921	570,362	544,957
	2,063,285	2,049,771	2,011,109	1,957,164	1,845,852

Mortgage Loans	431,224	330,283	283,995	224,515	169,207

Total loans held for investment	$9,720,891	$9,439,395	$9,293,031	$8,966,337	$8,398,360

Percentage of Loans Held for Investment
Commercial and industrial	23.7%	24.6%	25.5%	25.8%	27.0%
Owner - occupied real estate	8.3	8.5	8.8	9.0	9.8
Commercial real estate	42.4	41.7	40.9	40.9	39.2
Consumer	21.2	21.7	21.7	21.8	22.0
Mortgage	4.4	3.5	3.1	2.5	2.0
Total	100.0%	100.0%	100.0%	100.0%	100.0%

	For the Period Ended
	3/31/06	12/31/05	9/30/05	6/30/05	3/31/05

Change in loans held for investment related to
bank acquisitions (dispositions) during the
three months ended (1)	$ --	$ --	$ --	$ 311,607	$ --

Growth in Loans Held for Investment (2)
Growth vs. prior quarter, annualized	12.1%	6.2%	14.5%	27.1%	14.5%
Growth year-to-date, annualized	12.1	16.4	19.5	21.4	14.5

Growth in Loans Held for Investment, Excluding
Changes from Bank Acquisitions (Dispositions)(2)
Organic growth vs. prior quarter, annualized	12.1%	6.2%	14.5%	12.2%	14.5%
Organic growth year-to-date, annualized	12.1	12.6	14.4	13.6	14.5

(1)	The change during the three months ended June 30, 2005 related to the acqusition of Pointe. The bank acquisition amounts include fair value adjustments recorded in accordance with the purchase method of accounting.
(2)	At December 31, 2004, loans held for investment totaled $8,107,757.

THE SOUTH FINANCIAL GROUP, INC. AND SUBSIDIARIES
SUMMARY OF CREDIT QUALITY AND ALLOWANCE FOR LOAN LOSSES
(dollars in thousands) (unaudited)

	At and for the Three Months Ended
	3/31/06	12/31/05	9/30/05	6/30/05	3/31/05
Credit Quality
Loans held for investment	$9,720,891	$9,439,395	$9,293,031	$8,966,337	$8,398,360
Allowance for loan losses	111,219	107,767	106,224	104,853	97,989
Allowance for credit losses (1)	112,454	109,350	107,381	105,552	98,690

Nonperforming loans (2)	35,722	33,255	33,708	42,457	39,563
Foreclosed property (other real estate owned
and personal property repossessions)	9,323	10,722	11,839	12,618	9,416
Nonperforming assets	$45,045	$43,977	$45,547	$55,075	$48,979
Nonperforming loans as a % of loans
held for investment	0.37%	0.35%	0.36%	0.47%	0.47%
Nonperforming assets as a % of loans held
for investment and foreclosed property	0.46	0.47	0.49	0.61	0.58
Allowance for loan losses as a % of loans
held for investment	1.14	1.14	1.14	1.17	1.17
Allowance for credit losses as a % of loans
held for investment	1.16	1.16	1.16	1.18	1.18
Allowance for loan losses to nonperforming
loans	3.11x	3.24x	3.15x	2.47x	2.48x
Impaired loans (2)	$22,055	$16,911	$20,674	$28,266	$25,654
Specific allowance for impaired loans	4,904	4,336	4,238	4,956	5,247
Loans past due 90 days or more (mortgage
and consumer with interest accruing)	2,369	4,548	1,598	2,035	1,816
Net loan charge-offs	6,807	8,864	7,024	6,823	9,190
Average loans held for investment	9,606,556	9,342,761	9,093,257	8,679,316	8,263,252
Net loan charge-offs as a % of average
loans held for investment (annualized)	0.29%	0.38%	0.31%	0.32%	0.45%

Allowance for Loan Losses
Balance at beginning of period	$107,767	$106,224	$104,853	$97,989	$96,434
Purchase accounting acquisitions:
Pointe Financial Corporation	--	--	--	3,741	--
Allowance adjustment for loans sold	--	--	--	--	--
Provision for loan losses	10,259	10,407	8,395	9,946	10,745
Loans charged-off	(8,873)	(10,715)	(8,708)	(8,817)	(10,974)
Recoveries of loans previously charged-off	2,066	1,851	1,684	1,994	1,784
Balance at end of period	$111,219	$107,767	$106,224	$104,853	$97,989

Reserve for Unfunded Lending Commitments (1)
Balance at beginning of period	$1,583	$1,157	$699	$701	$484
Provision for unfunded lending commitments	(348)	426	458	(2)	217
Balance at end of period	$1,235	$1,583	$1,157	$699	$701

Allowance for Credit Losses (1)
Balance at beginning of period	$109,350	$107,381	$105,552	$98,690	$96,918
Purchase accounting acquisitions:
Pointe Financial Corporation	--	--	--	3,741	--
Allowance adjustment for loans sold	--	--	--	--	--
Provision for credit losses	9,911	10,833	8,853	9,944	10,962
Loans charged-off	(8,873)	(10,715)	(8,708)	(8,817)	(10,974)
Recoveries of loans previously charged-off	2,066	1,851	1,684	1,994	1,784
Balance at end of period	$112,454	$109,350	$107,381	$105,552	$98,690

(1)	As of December 31, 2005, the reserve for unfunded lending commitments has been reclassified from the allowance for loan losses to other liabilities. The allowance for credit losses is the sum of the allowance for loan losses and the reserve for unfunded lending commitments. The provision for credit losses is the sum of the provision for loan losses and the provision for unfunded lending commitments. Amounts presented for prior periods have been reclassified to conform to the current presentation.
(2)	At March 31, 2006, December 31, 2005, September 30, 2005, June 30, 2005, and March 31, 2005, these credit quality indicators (nonperforming loans and impaired loans) included $693,000, $1.9 million, $1.9 million, $5.5 million, and $6.7 million, respectively, in restructured loans.

THE SOUTH FINANCIAL GROUP, INC. AND SUBSIDIARIES
TYPE OF DEPOSITS AND DEPOSIT GROWTH
(dollars in thousands) (unaudited)

	3/31/06	12/31/05	9/30/05	6/30/05	3/31/05
Noninterest-bearing	$ 1,536,796	$ 1,512,508	$ 1,508,370	$ 1,466,803	$ 1,290,427
Interest-bearing checking	1,116,579	1,109,297	1,062,531	971,750	896,844
Money market accounts	2,265,571	2,290,134	2,559,559	2,754,418	2,663,405
Savings accounts	191,449	187,101	190,832	200,903	191,128
Transaction accounts	5,110,395	5,099,040	5,321,292	5,393,874	5,041,804
Time deposits under $100,000	1,381,468	1,401,469	1,211,875	1,077,281	922,934
Time deposits of $100,000 or more	1,285,048	1,395,247	1,237,049	1,047,466	857,717
Customer deposits (2)	7,776,911	7,895,756	7,770,216	7,518,621	6,822,455
Brokered deposits	1,401,771	1,338,681	1,355,803	1,355,181	1,352,515
Total deposits	$ 9,178,682	$ 9,234,437	$ 9,126,019	$ 8,873,802	$ 8,174,970

Percentage of Deposits
Noninterest-bearing	16.7%	16.4%	16.5%	16.5%	15.8%
Interest-bearing checking	12.2	12.0	11.6	11.0	11.0
Money market accounts	24.7	24.8	28.0	31.0	32.6
Savings accounts	2.1	2.0	2.1	2.3	2.3
Transaction accounts	55.7	55.2	58.2	60.8	61.7
Time deposits under $100,000	15.0	15.2	13.3	12.1	11.3
Time deposits of $100,000 or more	14.0	15.1	13.6	11.8	10.5
Customer deposits (2)	84.7	85.5	85.1	84.7	83.5
Brokered deposits	15.3	14.3	14.9	15.3	16.5
Total deposits	100.0%	100.0%	100.0%	100.0%	100.0%

	For The Period Ended
	3/31/06	12/31/05	9/30/05	6/30/05	3/31/05

Growth vs. Prior Quarter, Annualized (1)
Noninterest-bearing	6.5%	1.1%	11.2%	54.8%	17.2%
Transaction accounts	0.9	(16.6)	(5.3)	28.0	7.4
Customer deposits (2)	(6.1)	6.4	13.3	40.9	23.1
Total deposits	(2.4)	4.7	11.3	34.3	26.6

Growth Year-To-Date, Annualized (1)
Noninterest-bearing	6.3%	22.2%	29.2%	37.3%	17.2%
Transaction accounts	0.9	3.0	10.0	18.0	7.4
Customer deposits (2)	(6.1)	22.3	27.3	33.3	23.1
Total deposits	(2.4)	20.4	25.4	31.6	26.6

(1)	At December 31, 2004, noninterest-bearing totaled $1,237,877, transaction accounts totaled $4,951,866, customer deposits totaled $6,454,072, and total deposits totaled $7,670,944.
(2)	Total deposits less brokered deposits.

THE SOUTH FINANCIAL GROUP, INC. AND SUBSIDIARIES
TYPE OF ORGANIC DEPOSIT GROWTH
(dollars in thousands) (unaudited)

	For The Period Ended
	3/31/06	12/31/05	9/30/05	6/30/05	3/31/05
Noninterest-Bearing
Beginning balance	$1,512,508	$1,508,370	$1,466,803	$1,290,427	$1,237,877
Increase (decrease) during the three
months ended related to:
Organic change	24,288	4,138	41,567	62,617	52,550
Bank acquisitions (dispositions) (1)	--	--	--	113,759	--
Ending balance	$1,536,796	$1,512,508	$1,508,370	$1,466,803	$1,290,427

Transaction Accounts
Beginning balance	$5,099,040	$5,321,292	$5,393,874	$5,041,804	$4,951,866
Increase (decrease) during the three
months ended related to:
Organic change	11,355	(222,252)	(72,582)	99,461	89,938
Bank acquisitions (dispositions) (1)	--	--	--	252,609	--
Ending balance	$5,110,395	$5,099,040	$5,321,292	$5,393,874	$5,041,804

Customer Deposits (excludes brokered deposits)
Beginning balance	$7,895,756	$7,770,216	$7,518,621	$6,822,455	$6,454,072
Increase (decrease) during the three
months ended related to:
Organic change	(118,845)	125,540	251,595	367,605	368,383
Bank acquisitions (dispositions) (1)	--	--	--	328,561	--
Ending balance	$7,776,911	$7,895,756	$7,770,216	$7,518,621	$6,822,455

Total Deposits
Beginning balance	$9,234,437	$9,126,019	$8,873,802	$8,174,970	$7,670,944
Increase (decrease) during the three
months ended related to:
Organic change	(55,755)	108,418	252,217	370,271	504,026
Bank acquisitions (dispositions) (1)	--	--	--	328,561	--
Ending balance	$9,178,682	$9,234,437	$9,126,019	$8,873,802	$8,174,970

Organic Change vs. Prior Quarter, Annualized (2)
Noninterest-bearing	6.5%	1.1%	11.2%	19.5%	17.2%
Transaction accounts	0.9	(16.6)	(5.3)	7.9	7.4
Customer deposits (3)	(6.1)	6.4	13.3	21.6	23.1
Total deposits	(2.4)	4.7	11.3	18.2	26.6

Organic Change Year-To-Date, Annualized (2)
Noninterest-bearing	6.5%	13.0%	16.9%	18.8%	17.2%
Transaction accounts	0.9	(2.1)	3.2	7.7	7.4
Customer deposits (3)	(6.1)	17.2	20.5	23.0	23.1
Total deposits	(2.4)	16.1	19.6	23.0	26.6

(1)	The non organic changes in deposits relate to the May 6, 2005 acquisition of Pointe Financial Corporation. These bank acquisition amounts include fair value adjustments recorded in accordance with the purchase method of accounting.
(2)	At December 31, 2005, noninterest-bearing totaled $1,237,877, transaction accounts totaled $4,951,866, customer deposits totaled $6,454,072, and total deposits totaled $7,670,944.
(3)	Total deposits less brokered deposits.

THE SOUTH FINANCIAL GROUP, INC. AND SUBSIDIARIES
TYPES OF WHOLESALE FUNDING
(dollars in thousands) (unaudited)

	At and for the Three Months Ended
	3/31/06	12/31/05	9/30/05	6/30/05	3/31/05
Types of wholesale funding
Short-term borrowings
Federal funds purchased and repurchase agreements	$1,534,680	$1,421,301	$1,336,114	$1,328,931	$1,724,813
Commercial paper	35,210	32,933	33,579	28,734	30,215
Treasury, tax and loan note	1,146	20,131	11,070	85,064	6,097
Total short-term borrowings	1,571,036	1,474,365	1,380,763	1,442,729	1,761,125
Long-term borrowings
Repurchase agreements	821,000	821,000	1,619,893	1,769,893	2,249,984
FHLB advances	842,134	852,140	882,147	882,153	712,160
Subordinated notes	155,695	155,695	155,695	155,695	155,695
Manditorily redeemable preferred stock of subsidiary	89,800	89,800	89,800	89,800	89,800
Note payable	856	865	873	882	725
Employee stock ownership plan note payable	425	500	575	650	890
Purchase accounting premiums, net of amortization	2,019	2,151	2,285	2,459	2,633
Total long-term borrowings	1,911,929	1,922,151	2,751,268	2,901,532	3,211,887
Total borrowings	3,482,965	3,396,516	4,132,031	4,344,261	4,973,012
Brokered deposits	1,401,771	1,338,681	1,355,803	1,355,181	1,352,515
Total wholesale borrowings	$4,884,736	$4,735,197	$5,487,834	$5,699,442	$6,325,527

Wholesale borrowings as a percentage
of total assets	34.0%	33.1%	36.7%	38.3%	43.0%

Impact of the Net Cash Settlement of Certain Interest Rate Swaps on the Cost of Wholesale Funding (1)

Interest expense - brokered deposits	15,389	14,329	14,967	15,470	14,813
Interest expense - borrowings	39,976	40,673	38,813	37,043	32,023
Total interest expense - wholesale borrowings	55,365	55,002	53,780	52,513	46,836
Net cash settlement of certain interest rate swaps
included in noninterest income	--	288	(2,377)	(3,534)	(4,737)
Interest expense on wholesale borrowings, including
net cash settlement of certain interest rate swaps	$55,365	$55,290	$51,403	$48,979	$42,099

Average wholesale borrowings, including
brokered CDs	$4,945,488	$5,399,810	$5,725,658	$6,197,520	$6,129,337

Cost of wholesale borrowings	4.54%	4.04%	3.73%	3.40%	3.10%
Cost of wholesale borrowings, including
net cash settlement of certain interest rate swaps(2)	4.54%	4.06%	3.56%	3.17%	2.79%

(1)	The cost of wholesale borrowings reflect the net cash settlement of certain interest rate swaps as if it were included as a component of interest expense rather than included in operating noninterest income. With the redesignation of the CD swap derivatives as hedges effective October 2005, TSFG expects the net cash settlement of the CD swaps to be included in interest expense for future periods rather than included in noninterest income.
(2)	Calculated as interest expense on wholesale borrowings, net of the net cash settlement on swaps, as a % of average outstanding wholesale borrowings (annualized).

THE SOUTH FINANCIAL GROUP, INC. AND SUBSIDIARIES
SUMMARY OF CAPITAL, CAPITAL RATIOS, UNREALIZED LOSSES
ON AVAILABLE FOR SALE SECURITIES, AND MARKET RATES FOR U.S. TREASURY NOTES
(dollars in thousands) (unaudited)

	3/31/06	12/31/05	9/30/05	6/30/05	3/31/05
Regulatory Capital
Tier 1 capital	$1,021,970	$1,001,841	$1,026,543	$1,011,327	$979,816
Tier 2 capital	178,403	179,831	179,427	177,995	171,072
Total risk-based capital	1,200,373	1,181,672	1,205,970	1,189,322	1,150,888
Total risk-weighted assets	11,588,786	11,308,017	11,589,370	11,145,953	10,689,860

Tangible Equity
Shareholders' equity	$1,484,105	$1,486,907	$1,504,447	$1,517,072	$1,364,203
Intangible assets	(691,328)	(691,758)	(692,796)	(693,541)	(611,921)
Tangible equity	792,777	795,149	811,651	823,531	752,282

Capital Ratios
Total risk-based capital	10.36%	10.45%	10.41%	10.67%	10.77%
Tier 1 risk-based capital	8.82	8.86	8.86	9.07	9.17
Leverage ratio	7.47	7.07	7.20	7.12	7.16

Tangible equity to tangible assets ratio	5.80	5.83	5.69	5.80	5.34
Less: impact of unrealized gain or loss	(0.44)	(0.31)	(0.35)	(0.17)	(0.43)
Tangible equity to tangible assets ratio,
excluding unrealized gain or loss	6.24	6.14	6.04	5.97	5.77

Unrealized Losses on AFS Securities
Gross (included in AFS securities)	$(105,060)	$(73,635)	$(87,834)	$(42,914)	$(106,141)
Net of income tax (included in equity)	(66,137)	(46,350)	(55,291)	(27,029)	(66,830)

Market Rates for U.S. Treasury Notes
Three year	4.82%	4.36%	4.17%	3.64%	3.92%
Five year	4.81	4.35	4.19	3.70	4.17

THE SOUTH FINANCIAL GROUP, INC. AND SUBSIDIARIES
COMPARATIVE AVERAGE BALANCES - YIELDS AND COSTS
(dollars in thousands) (unaudited)

Three Months Ended
3/31/06	12/31/05	9/30/05
Average Balance	Income/ Expense	Yield/ Rate	Average Balance	Income/ Expense	Yield/ Rate	Average Balance	Income/ Expense	Yield/ Rate
Assets
Earning assets
Loans (1)	$9,630,573	$169,188	7.12%	$9,392,454	$162,114	6.85%	$9,138,137	$149,788	6.50%
Investment securities (taxable) (2)	2,752,345	32,543	4.80	3,517,591	38,548	4.35	3,883,705	41,657	4.26
Investment securities (nontaxable) (3)	434,980	5,145	4.80	429,508	4,943	4.57	406,767	4,574	4.46
Total investment securities	3,187,325	37,688	4.80	3,947,099	43,491	4.37	4,290,472	46,231	4.27
Federal funds sold and interest-
bearing bank balances	21,509	292	5.51	55,933	537	3.81	34,146	317	3.68
Total earning assets	12,839,407	207,168	6.54	13,395,486	206,142	6.11	13,462,755	196,336	5.79
Non-earning assets	1,527,849	1,458,974	1,482,396
Total assets	$14,367,256	$14,854,460	$14,945,151

Liabilities and Shareholders' Equity
Liabilities
Interest-bearing liabilities
Interest-bearing deposits
Interest checking	$1,065,190	$4,406	1.68	$1,027,699	$3,321	1.28	$979,487	$2,533	1.03
Savings	191,613	308	0.65	186,666	228	0.48	193,518	151	0.31
Money market	2,218,937	16,345	2.99	2,453,893	17,255	2.79	2,690,104	16,819	2.48
Time deposits, excluding brokered
deposits	2,778,587	26,031	3.80	2,639,057	23,673	3.56	2,254,868	17,863	3.14
Total interest-bearing customer
deposits (4)	6,254,327	47,090	3.05	6,307,315	44,477	2.80	6,117,977	37,366	2.42
Brokered deposits	1,373,199	15,389	4.54	1,343,222	14,329	4.23	1,353,364	14,967	4.39
Total interest-bearing deposits	7,627,526	62,479	3.32	7,650,537	58,806	3.05	7,471,341	52,333	2.78
Borrowings	3,572,289	39,976	4.54	4,056,588	40,673	3.98	4,372,294	38,813	3.52
Total interest-bearing liabilities	11,199,815	102,455	3.71	11,707,125	99,479	3.37	11,843,635	91,146	3.05
Noninterest-bearing liabilities
Noninterest-bearing deposits	1,502,958	1,513,062	1,446,396
Other noninterest liabilities	173,075	137,042	146,980
Total liabilities	12,875,848	13,357,229	13,437,011
Shareholders' equity	1,491,408	1,497,231	1,508,140
Total liabilities and shareholders'
equity	$14,367,256	$14,854,460	$14,945,151
Net interest margin (tax-equivalent)	$104,713	3.31%	$106,663	3.16%	$105,190	3.10%
Less: tax-equivalent adjustment (3)	1,801	1,730	1,601
Net interest income	$102,912	$104,933	$103,589

Total cost of customer deposits (5)	7,757,285	47,090	2.	46	7,820,377	44,477	2.	26	7,564,373	37,366	1.96
Total cost of wholesale borrowings (6)	4,945,488	55,365	4.	54	5,399,810	55,002	4.	04	5,725,658	55,780	3.73

(1)	Nonaccrual loans are included in average balances for yield computations.
(2)	The average balances for investment securities exclude the unrealized gain or loss recorded for available for sale securities.
(3)	The tax-equivalent adjustment to net interest income adjusts the yield for assets earning tax-exempt income to a comparable yield on a taxable basis.
(4)	Interest bearing customer deposits include total deposits less brokered deposits and noninterest-bearing deposits.
(5)	Customer deposits include total deposits less brokered deposits.
(6)	Wholesale borrowings include borrowings and brokered deposits.
Note:	Average balances are derived from daily balances.

THE SOUTH FINANCIAL GROUP, INC. AND SUBSIDIARIES
COMPARATIVE AVERAGE BALANCES - YIELDS AND COSTS - CONTINUED
(dollars in thousands) (unaudited)

	Three Months Ended
	6/30/05			3/31/05
	Average Balance	Income/ Expense	Yield/ Rate	Average Balance	Income/ Expense	Yield/ Rate
Assets
Earning assets
Loans (1)	$8,706,276	$134,842	6.21%	$8,283,500	$121,478	5.95%
Investment securities (taxable) (2)	4,366,761	47,304	4.35	4,244,000	46,148	4.41
Investment securities (nontaxable) (3)	364,360	3,992	4.39	348,887	3,788	4.40
Total investment securities	4,731,121	51,296	4.35	4,592,887	49,936	4.41
Federal funds sold and interest-
bearing bank balances	22,698	160	2.83	30,027	161	2.17
Total earning assets	13,460,095	186,298	5.55	12,906,414	171,575	5.39
Non-earning assets	1,441,975			1,395,616
Total assets	$14,902,070			$14,302,030

Liabilities and Shareholders' Equity
Liabilities
Interest-bearing liabilities
Interest-bearing deposits
Interest checking	$928,672	$1,725	0.75	$829,849	$1,179	0.58
Savings	195,851	152	0.31	190,899	147	0.31
Money market	2,704,178	15,185	2.25	2,716,624	13,810	2.06
Time deposits, excluding brokered deposits	1,917,124	13,041	2.73	1,678,873	10,028	2.42
Total interest-bearing customer
deposits (4)	5,745,825	30,103	2.10	5,416,245	25,164	1.88
Brokered deposits	1,365,262	15,470	4.54	1,324,302	14,813	4.54
Total interest-bearing deposits	7,111,087	45,573	2.57	6,740,547	39,977	2.41
Borrowings	4,832,258	37,043	3.07	4,805,035	32,023	2.70
Total interest-bearing liabilities	11,943,345	82,616	2.77	11,545,582	72,000	2.53
Noninterest-bearing liabilities
Noninterest-bearing deposits	1,349,746			1,227,861
Other noninterest liabilities	158,305			133,748
Total liabilities	13,451,396			12,907,191
Shareholders' equity	1,450,674			1,394,839
Total liabilities and shareholders' equity	$14,902,070			$14,302,030
Net interest margin (tax-equivalent)		$103,682	3.09%		$99,575	3.13%
Less: tax-equivalent adjustment (3)		1,397			1,326
Net interest income		$102,285			$98,249

Total cost of customer deposits (5)	7,095,571	30,103	1.70	6,644,106	25,164	1.54
Total cost of wholesale borrowings (6)	6,197,520	52,513	3.40	6,129,337	46,836	3.10

(1)	Nonaccrual loans are included in average balances for yield computations.
(2)	The average balances for investment securities exclude the unrealized gain or loss recorded for available for sale securities.
(3)	The tax-equivalent adjustment to net interest income adjusts the yield for assets earning tax-exempt income to a comparable yield on a taxable basis.
(4)	Interest bearing customer deposits include total deposits less brokered deposits and noninterest-bearing deposits.
(5)	Customer deposits include total deposits less brokered deposits.
(6)	Wholesale borrowings include borrowings and brokered deposits.
Note:	Average balances are derived from daily balances.

THE SOUTH FINANCIAL GROUP, INC. AND SUBSIDIARIES
SUMMARY OF FINANCIAL RESULTS AS RESTATED FOR ACCOUNTING TREATMENT OF DERIVATIVES
(dollars in thousands) (unaudited)

Impact of the Net Cash Settlement of Certain Interest Rate Swaps on the Net Interest Margin (1)

	Three Months Ended
	3/31/06	12/31/05	9/30/05	6/30/05	3/31/05
Net interest income	$102,912	$104,933	$103,589	$102,285	$98,249
Tax-equivalent adjustment	1,801	1,730	1,601	1,397	1,326
Net interest income (tax equivalent)	104,713	106,663	105,190	103,682	99,575
Plus net cash settlement of certain interest
rate swaps included in noninterest income	--	(288)	2,377	3,534	4,737
Net interest income (tax equivalent), including
net cash settlement of certain interest
rate swaps	$104,713	$106,375	$107,567	$107,216	$104,312

Average loans	$9,630,573	$9,392,454	$9,138,137	$8,706,276	$8,283,500
Average earning assets	12,839,407	13,395,486	13,462,755	13,460,095	12,906,414

Net interest margin (tax equivalent)	3.31%	3.16%	3.10%	3.09%	3.13%
Net interest margin, including net cash settlement
of certain interest rate swaps (2)	3.31	3.15	3.17	3.20	3.28

Average loan growth vs. prior quarter (annualized)	10.3	11.0	19.7	20.5	10.6
Average earning asset growth vs. prior quarter
(annualized)	(16.8)	(2.0)	0.1	17.2	15.8

(1)	These operating net interest margin ratios reflect the net cash settlement of certain interest rate swaps as if it were included in net interest income (tax-equivalent) rather than in noninterest income.
(2)	Calculated as net interest income, including the net cash settlement of certain interest rate swaps, as a % of average earning assets (annualized).

THE SOUTH FINANCIAL GROUP, INC. AND SUBSIDIARIES
RECONCILIATION OF GAAP TO NON-GAAP MEASURES
(dollars in thousands, except share data) (unaudited)

	Three Months Ended
	3/31/06
		Diluted EPS
Net Income, as Reported (GAAP)	$27,807	$0.37
Non-Operating Items
Loss on sale of available for sale securities	183
Gain on equity investments	(858)
Employment contract buyouts	598
Related income taxes	27
Operating Earnings (Net Income, Excluding
Non-Operating Items)	27,757	0.37
Amortization of intangibles	2,207
Related income taxes	(763)
Cash Operating Earnings (Net Income,
Excluding Non-Operating Items and
Amortization of Intangibles)	$29,201	$0.39

Average Common Shares Outstanding, Diluted	75,339,283

Select Balance Sheet (Averages)
Total assets	$14,367,256
Intangible assets	(691,262)
Tangible assets	13,675,994

Shareholders' equity	1,491,408
Intangible assets	(691,262)
Tangible equity	800,146

Return on Average Assets
GAAP earnings	0.78%
Operating earnings	0.78
Cash operating earnings on average tangible assets	0.87

Return on Average Equity
GAAP earnings	7.56
Operating earnings	7.55
Cash operating earnings on average tangible equity	14.80

THE SOUTH FINANCIAL GROUP, INC. AND SUBSIDIARIES
RECONCILIATION OF GAAP TO NON-GAAP MEASURES
(dollars in thousands, except share data) (unaudited)

	Three Months Ended
	12/31/05		9/30/05		6/30/05		3/31/05
		Diluted EPS		Diluted EPS		Diluted EPS		Diluted EPS
Net (Loss) Income, as Reported (GAAP)	$(16,397)	$(0.22)	$21,090	$0.28	$42,712	$0.57	$22,416	$0.31
Non-Operating Items
Change in fair value of interest rate swaps	2,106		16,240		(22,277)		17,209
Loss (gain) on sale of available for sale
securities	52,677		1,032		1,503		(234)
Gain on equity investments	(224)		(254)		(650)		(1,711)
Employment contract buyouts (reversals)	9,998		144		222		(37)
Impairment from write-down of assets	-		-		917		-
Merger-related costs	529		981		2,194		305
Charitable contribution to foundation	-		-		-		683
Loss (gain) on early extinguishment of debt	5,086		462		2,981		(1,428)
Related income taxes	(26,938)		(5,582)		4,911		(4,932)
Discontinued operations, net of income tax	-		-		-		396
Operating Earnings (Net Income,
Excluding Non-Operating Items)	26,837	0.36	34,113	0.45	32,513	0.44	32,667	0.45
Amortization of intangibles	2,354		2,337		2,140		1,806
Related income taxes	(706)		(701)		(695)		(596)
Cash Operating Earnings (Net Income,
Excluding Non-Operating Items and
Amortization of Intangibles)	$ 28,485	$0.38	$ 35,749	$0.47	$ 33,958	$0.46	$ 33,877	$0.46

Average Common Shares Outstanding, Diluted	75,485,436		75,414,866		74,421,103		73,021,005

Select Balance Sheet (Averages)
Total assets	$14,854,460		$14,945,151		$14,902,070		$14,302,030
Intangible assets	(693,016)		(691,881)		(656,066)		(610,914)
Tangible assets	14,161,444		14,253,270		14,246,004		13,691,116

Shareholders' equity	1,497,231		1,508,140		1,450,674		1,394,839
Intangible assets	(693,016)		(691,881)		(656,066)		(610,914)
Tangible equity	804,215		816,259		794,608		783,925

Return on Average Assets
GAAP (loss) earnings	(0.44)%		0.56%		1.15%		0.64%
Operating earnings	0.72		0.91		0.88		0.93
Cash operating earnings on average tangible assets	0.80		1.00		0.96		1.00

Return on Average Equity
GAAP (loss) earnings	(4.34)		5.55		11.81		6.52
Operating earnings	7.11		8.97		8.99		9.50
Cash operating earnings on average tangible equity	14.05		17.38		17.14		17.53

THE SOUTH FINANCIAL GROUP, INC. AND SUBSIDIARIES
RECONCILIATION OF GAAP TO NON-GAAP MEASURES
(dollars in thousands, except share data) (unaudited)

	Three Months Ended
	12/31/04		9/30/04		6/30/04		3/31/04
		Diluted EPS		Diluted EPS		Diluted EPS		Diluted EPS
Net (Loss) Income, as Reported (GAAP)	$23,394	$0.32	$42,571	$0.61	$14,407	$0.24	$39,136	$0.64
Non-Operating Items
Change in fair value of interest rate swaps	2,383		(16,924)		23,067		(11,076)
Gain on sale of available for sale
securities	(499)		(678)		(607)		(5,214)
(Gain) loss on equity investments	(1,267)		(367)		(1,013)		(2,810)
Gain on disposition of assets and liabilities	--		--		--		(2,350)
Employment contract buyouts (reversals)	965		174		--		(59)
Impairment recovery from write-down of assets	--		--		(277)		--
Merger-related costs	1,627		5,487		575		177
Conservation grant of land	--		--		--		3,350
Loss on early extinguishment of debt	--		--		--		1,429
Related income taxes	(1,136)		3,472		(7,230)		5,010
Impairment of perpetual preferred stock	10,367		--		--		--
Discontinued operations, net of income tax	325		165		--		--
Operating Earnings (Net Income, Excluding
Non-Operating Items)	36,159	0.50	34,634	0.49	28,922	0.48	27,593	0.45
Amortization of intangibles	1,814		1,839		1,195		1,195
Related income taxes	(643)		(552)		(397)		(362)
Cash Operating Earnings (Net Income,
Excluding Non-Operating Items and
Amortization of Intangibles)	$ 37,330	$0.51	$ 35,921	$0.51	$ 29,720	$0.49	$ 28,426	$0.47

Average Common Shares Outstanding, Diluted	72,832,859		70,342,922		60,837,792		60,809,470

Select Balance Sheet (Averages)
Total assets	$13,701,884		$13,173,844		$11,100,782		$10,828,734
Intangible assets	(614,507)		(551,625)		(351,133)		(352,449)
Tangible assets	13,087,377		12,622,219		10,749,649		10,476,285

Shareholders' equity	1,384,294		1,281,463		993,685		992,864
Intangible assets	(614,507)		(551,625)		(351,133)		(352,449)
Tangible equity	769,787		729,838		642,552		640,415

Return on Average Assets
GAAP earnings	0.68%		1.29%		0.52%		1.45%
Operating earnings	1.05		1.05		1.05		1.02
Cash operating earnings on average tangible assets	1.13		1.13		1.11		1.09

Return on Average Equity
GAAP earnings	6.72		13.22		5.83		15.85
Operating earnings	10.39		10.75		11.71		11.18
Cash operating earnings on average tangible equity	19.29		19.58		18.60		17.85

THE SOUTH FINANCIAL GROUP, INC. AND SUBSIDIARIES
RECONCILIATION OF GAAP TO NON-GAAP MEASURES
(dollars in thousands, except share data) (unaudited)

	Years Ended December 31,
	2005		2004
		Diluted EPS		Diluted EPS
Net Income, as Reported (GAAP)	$69,821	$0.94	$119,508	$1.80
Non-Operating Items
Change in fair value of interest rate swaps	13,278		(2,550)
Loss (gain) on sale of available for sale securities	54,978		(6,998)
Gain on equity investments	(2,839)		(4,723)
Gain on disposition of assets and liabilities	--		(2,350)
Employment contract buyouts	10,327		1,080
Impairment (recovery) loss from write-down of assets	917		(277)
Merger-related costs	4,009		7,866
Conservation grant of land	--		3,350
Loss on early extinguishment of debt	7,101		1,429
Charitable contribution to foundation	683		--
Related income taxes	(32,541)		116
Impairment of perpetual preferred stock	--		10,367
Discontinued operations, net of income tax	396		490
Operating Earnings (Net Income, Excluding
Non-Operating Items)	126,130	1.69	127,308	1.92
Amortization of intangibles	8,637		6,043
Related income taxes	(2,698)		(1,954)
Cash Operating Earnings (Net Income,
Excluding Non-Operating Items and
Amortization of Intangibles)	$ 132,069	$1.77	$ 131,397	$1.98

Average Common Shares Outstanding, Diluted	74,594,626		66,235,171

Select Balance Sheet (Averages)
Total assets	$ 14,752,973		$ 12,208,069
Intangible assets	(663,274)		(468,060)
Tangible assets	14,089,699		11,740,009

Shareholders' equity	1,463,125		1,164,004
Intangible assets	(663,274)		(468,060)
Tangible equity	799,851		695,944

Return on Average Assets
GAAP earnings	0.47%		0.98%
Operating earnings	0.85		1.04
Cash operating earnings on average tangible assets	0.94		1.12

Return on Average Equity
GAAP earnings	4.77		10.27
Operating earnings	8.62		10.94
Cash operating earnings on average tangible equity	16.51		18.88

THE SOUTH FINANCIAL GROUP, INC. AND SUBSIDIARIES
RECONCILIATION OF GAAP TO NON-GAAP MEASURES
(dollars in thousands) (unaudited)

Three Months Ended
3/31/06
Select Financial Data Used in Ratios Calculated Below
Net interest income	$102,912
Tax-equivalent adjustment	1,801
Net interest income (tax-equivalent)	$104,713

Total noninterest (loss) income, as reported (GAAP)	$29,320
Adjustments for non-operating items:
Loss (gain) on sale of available for sale securities	183
Gain on equity investments	(858)
Operating noninterest income (noninterest income, excluding
non-operating items)	$28,645

Total noninterest expenses, as reported (GAAP)	$79,834
Adjustments for non-operating items:
Employment contract (buyouts) reversals	(598)
Operating noninterest expenses (noninterest expenses, excluding
non-operating items)	79,236
Less: amortization of intangibles	(2,207)
Cash operating noninterest expenses (noninterest expenses,
excluding non-operating items and amortization of
intangibles)	$77,029

Total Revenue (1)
GAAP	$132,232
Operating (2)	133,358

Noninterest (Loss) Income as a % Total Revenue (3)
GAAP	22.17%
Operating (2)	21.48

Efficiency Ratios (4)
GAAP	60.37
Operating (2)	59.42
Cash operating (2)	57.76

(1)	The sum of net interest income and noninterest income.
(2)	Total revenue, noninterest income as a % of total revenue, and the efficiency ratio, on an operating basis, are calculated using tax-equivalent net interest income and exclude non-operating items. The cash operating efficiency ratio also excludes amortization of intangibles.
(3)	Calculated as noninterest income, divided by the sum of net interest income and noninterest income.
(4)	Calculated as noninterest expenses, divided by the sum of net interest income and noninterest income.

THE SOUTH FINANCIAL GROUP, INC. AND SUBSIDIARIES
RECONCILIATION OF GAAP TO NON-GAAP MEASURES
(dollars in thousands) (unaudited)

	Three Months Ended
	12/31/05	9/30/05	6/30/05	3/31/05
Select Financial Data Used in Ratios Calculated Below
Net interest income	$104,933	$103,589	$102,285	$98,249
Tax-equivalent adjustment	1,730	1,601	1,397	1,326
Net interest income (tax-equivalent)	$106,663	$105,190	$103,682	$99,575

Total noninterest (loss) income, as reported (GAAP)	$(24,960)	$16,428	$50,471	$13,271
Adjustments for non-operating items:
Change in fair value of interest rate swaps	2,106	16,240	(22,277)	17,209
Loss (gain) on sale of available for sale securities	52,677	1,032	1,503	(234)
Gain on equity investments	(224)	(254)	(650)	(1,711)
Operating noninterest income (noninterest income, excluding
non-operating items)	29,599	33,446	29,047	28,535

Net cash settlement of certain interest rate swaps
included in noninterest income	(288)	2,377	3,534	4,737
Operating noninterest income, excluding net cash settlement
of certain interest rate swaps	$29,887	$31,069	$25,513	$23,798

Total noninterest expenses, as reported (GAAP)	$100,973	$81,035	$79,535	$66,510
Adjustments for non-operating items:
Employment contract (buyouts) reversals	(9,998)	(144)	(222)	37
Merger-related costs	(529)	(981)	(2,194)	(305)
Impairment from write-down of assets	--	--	(917)	--
Charitable contribution to foundation	--	--	--	(683)
(Loss) gain on early extinguishment of debt	(5,086)	(462)	(2,981)	1,428
Operating noninterest expenses (noninterest expenses, excluding
non-operating items)	85,360	79,448	73,221	66,987
Less: amortization of intangibles	(2,354)	(2,337)	(2,140)	(1,806)
Cash operating noninterest expenses (noninterest expenses,
excluding non-operating items and amortization of
intangibles)	$83,006	$77,111	$71,081	$65,181

Total Revenue (1)
GAAP	$79,973	$120,017	$152,756	$111,520
Operating (2)	136,262	138,636	132,729	128,110

Noninterest (Loss) Income as a % Total Revenue (3)
GAAP	(31.21)%	13.69%	33.04%	11.90%
Operating (2)	21.72	24.13	21.88	22.27
Operating, excluding net cash settlement of certain interest
rate swaps (4)	21.93	22.41	19.22	18.58

Efficiency Ratios (5)
GAAP	126.26	67.52	52.07	59.64
Operating (2)	62.64	57.31	55.17	52.29
Cash operating (2)	60.92	55.62	53.55	50.88

(1)	The sum of net interest income and noninterest income.
(2)	Total revenue, noninterest income as a % of total revenue, and the efficiency ratio, on an operating basis, are calculated using tax-equivalent net interest income and exclude non-operating items. The cash operating efficiency ratio also excludes amortization of intangibles.
(3)	Calculated as noninterest income, divided by the sum of net interest income and noninterest income.
(4)	Calculated excluding the net cash settlement of certain interest rate swaps.
(5)	Calculated as noninterest expenses, divided by the sum of net interest income and noninterest income.

THE SOUTH FINANCIAL GROUP, INC. AND SUBSIDIARIES
RECONCILIATION OF GAAP TO NON-GAAP MEASURES
(dollars in thousands) (unaudited)

	Three Months Ended
	12/31/04	9/30/04	6/30/04	3/31/04
Select Financial Data Used in Ratios Calculated Below
Net interest income	$97,124	$92,084	$72,881	$73,752
Tax-equivalent adjustment	1,230	1,153	1,026	947
Net interest income (tax-equivalent)	$98,354	$93,237	$73,907	$74,699

Total noninterest income, as reported (GAAP)	$19,082	$48,266	$10,163	$47,366
Adjustments for non-operating items:
Change in fair value of interest rate swaps	2,383	(16,924)	23,067	(11,076)
Gain on sale of available for sale securities	(499)	(678)	(607)	(5,214)
(Gain) loss on equity investments	(1,267)	367	(1,013)	(2,810)
Impairment of perpetual preferred stock	10,367	--	--	--
Gain on disposition of assets and liabilities	--	--	--	(2,350)
Operating noninterest income (noninterest income, excluding
non-operating items)	30,066	31,031	31,610	25,916

Net cash settlement on certain interest rate swaps included
in noninterest income	6,064	7,259	7,235	7,002
Operating noninterest income, excluding net cash settlement
on certain interest rate swaps	$24,002	$23,772	$24,375	$18,914

Total noninterest expenses, as reported (GAAP)	$68,649	$69,858	$54,466	$57,271
Adjustments for non-operating items:
Employment contract (buyouts) reversals	(965)	(174)	--	59
Merger-related costs	(1,627)	(5,487)	(575)	(177)
Impairment recovery from write-down of assets	--	--	277	--
Conservation grant of land	--	--	--	(3,350)
Loss on early extinguishment of debt	--	--	--	(1,429)
Operating noninterest expenses (noninterest expenses, excluding
non-operating items)	66,057	64,197	54,168	52,374
Less: amortization of intangibles	(1,814)	(1,839)	(1,195)	(1,195)
Cash operating noninterest expenses (noninterest expenses,
excluding non-operating items and amortization of
intangibles)	$64,243	$62,358	$52,973	$51,179

Total Revenue (1)
GAAP	$116,206	$140,350	$83,044	$121,118
Operating (2)	128,420	124,268	105,517	100,615

Noninterest Income as a % Total Revenue (3)
GAAP	16.42%	34.39%	12.24%	39.11%
Operating (2)	23.41	24.97	29.96	25.76
Operating, excluding net cash settlement of certain interest
rate swaps (4)	18.69	19.13	23.10	18.80

Efficiency Ratios (5)
GAAP	59.08	49.77	65.59	47.29
Operating (2)	51.44	51.66	51.34	52.05
Cash operating (2)	50.03	50.18	50.20	50.87

(1)	The sum of net interest income and noninterest income.
(2)	Total revenue, noninterest income as a % of total revenue, and the efficiency ratio, on an operating basis, are calculated using tax-equivalent net interest income and exclude non-operating items. The cash operating efficiency ratio also excludes amortization of intangibles.
(3)	Calculated as noninterest income, divided by the sum of net interest income and noninterest income.
(4)	Calculated excluding the net cash settlement of certain interest rate swaps.
(5)	Calculated as noninterest expenses, divided by the sum of net interest income and noninterest income.

THE SOUTH FINANCIAL GROUP, INC. AND SUBSIDIARIES
RECONCILIATION OF GAAP TO NON-GAAP MEASURES
(dollars in thousands) (unaudited)

	Years Ended December 31,
	2005	2004
Select Financial Data Used in Ratios Calculated Below
Net interest income	$409,056	$335,841
Tax-equivalent adjustment	6,054	4,356
Net interest income (tax-equivalent)	$415,110	$340,197

Total noninterest income, as reported (GAAP)	$55,210	$124,877
Adjustments for non-operating items:
Change in fair value of interest rate swaps	13,278	(2,550)
Loss (gain) on sale of available for sale securities	54,978	(6,998)
Gain on equity investments	(2,839)	(4,723)
Impairment of perpetual preferred stock	--	10,367
Gain on disposition of assets and liabilities	--	(2,350)
Operating noninterest income (noninterest income, excluding
non-operating items)	120,627	118,623

Net cash settlement on certain interest rate swaps included
in noninterest income	10,360	27,560
Operating noninterest income, excluding net cash settlement on
certain interest rate swaps	$110,267	$91,063

Total noninterest expenses, as reported (GAAP)	$328,053	$250,244
Adjustments for non-operating items:
Employment contract buyouts	(10,327)	(1,080)
Merger-related costs	(4,009)	(7,866)
Impairment recovery (loss) from write-down of assets	(917)	277
Conservation grant of land	--	(3,350)
Loss on early extinguishment of debt	(7,101)	(1,429)
Charitable contribution to foundation	(683)	--
Operating noninterest expenses (noninterest expenses, excluding
non-operating items)	305,016	236,796
Less: amortization of intangibles	(8,637)	(6,043)
Cash operating noninterest expenses (noninterest expenses,
excluding non-operating items and amortization of
intangibles)	$296,379	$230,753

Total Revenue (1)
GAAP	$464,266	$460,718
Operating (2)	535,737	458,820

Noninterest Income as a % Total Revenue (3)
GAAP	11.89%	27.10%
Operating (2)	22.52	25.85
Operating, excluding net cash settlement of certain interest rate swaps (4)	20.58	19.85

Efficiency Ratios (5)
GAAP	70.66	54.32
Operating (2)	56.93	51.61
Cash operating (2)	55.32	50.29

(1)	The sum of net interest income and noninterest income.
(2)	Total revenue, noninterest income as a % of total revenue, and the efficiency ratio, on an operating basis, are calculated using tax-equivalent net interest income and exclude non-operating items. The cash operating efficiency ratio also excludes amortization of intangibles.
(3)	Calculated as noninterest income, divided by the sum of net interest income and noninterest income.
(4)	Calculated excluding the net cash settlement of certain interest rate swaps.
(5)	Calculated as noninterest expenses, divided by the sum of net interest income and noninterest income.